UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report:  February 17, 2014

MILLENNIAL MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-35478	20-5087192
(Commission File No.)	(IRS Employer Identification No.)

2400 Boston Street, Suite 201

Baltimore, MD 21224

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (410) 522-8705

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02              Results of Operations and Financial Condition.

On February 19, 2014, Millennial Media, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and full year ended December 31, 2013.  A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)              Appointment of Thomas R. Evans and Ross B. Levinsohn as Members of the Board of Directors

On February 17, 2014, the Board of Directors of the Company (the “Board”), appointed Thomas R. Evans and Ross B. Levinsohn as members of the Board, in each case effective as of that date.  Mr. Evans will serve as a Class III director whose term will expire at the 2015 Annual Meeting of Stockholders.  Mr. Levinsohn will serve as a Class I director whose term will expire at the 2016 Annual Meeting of Stockholders.  There is no arrangement or understanding between Mr. Evans and any other person pursuant to which he was selected as a director of the Company, and there is no family relationship between Mr. Evans and any of the Company’s other directors or executive officers.  There is no arrangement or understanding between Mr. Levinsohn and any other person pursuant to which he was selected as a director of the Company, and there is no family relationship between Mr. Levinsohn and any of the Company’s other directors or executive officers.  The Company does not currently expect that either Mr. Evans or Mr. Levinsohn will be immediately named as a member of any committees of the Board.  Additional information about Mr. Evans and about Mr. Levinsohn is set forth below.

Thomas R. Evans, age 59, has served as a member of our Board of Directors since February 2014.  Mr. Evans served as the President and Chief Executive Officer of Bankrate, Inc., a publisher, aggregator and distributor of online personal finance content, from 2004 until December 2013.  From 1999 to 2003, Mr. Evans served as Chairman and Chief Executive Officer of Official Payments Corp., a processor of consumer credit card payments for governmental entities. From 1998 to 1999, Mr. Evans was President and Chief Executive Officer of GeoCities Inc., a community of personal websites. From 1991 to 1998, Mr. Evans was President and Publisher of U.S. News & World Report. In addition to his duties at U.S. News & World Report, Mr. Evans served as President of The Atlantic Monthly from 1996 to 1998 and as President and Publisher of Fast Company from the launching of the magazine in 1995 until 1998.  Mr. Evans also currently serves as a director of the public companies FutureFuel Corp. and Shutterstock, Inc. and within the past five years also served as a director of the public company NaviSite, Inc. Mr. Evans received a Bachelor of Science degree in business administration from Arizona State University.

Ross B. Levinsohn, age 50, has served as a member of our Board of Directors since February 2014.  Mr. Levinsohn has served as Chief Executive Officer of Guggenheim Digital Media, a subsidiary of Guggenheim Partners, a privately held global financial services firm, since January 2013.  Mr. Levinsohn served as interim Chief Executive Officer and President of Yahoo, Inc., from May 2012 until July 2012, as Executive Vice President and Head of Global Media in early May 2012, and as Executive Vice President, Americas from November 2010 to May 2012. He was the co-founder and managing director of Fuse Capital (formerly Velocity Interactive Group), an investment firm focused on digital media and communications, from 2007 to October 2010. From 2000 to 2006, he served in leadership roles at News Corporation, a media and entertainment company, including as President of Fox Interactive Media, Senior Vice President and General Manager of Fox Sports Interactive Media, and Senior Vice President of News Digital Media. Mr. Levinsohn received a Bachelor of Arts degree in broadcast communications from American University.

In connection with their appointment to the Board, Messrs. Evans and Levinsohn will receive compensation in accordance with the terms of the Company’s compensation policy for non-employee directors. Under this policy, each of them will receive an annual retainer of $25,000 for serving on the Board, paid quarterly at the end of each calendar quarter.  In addition, Mr. Evans and Mr. Levinsohn each received an initial equity award under the Company’s 2012 Equity Incentive Plan upon his appointment in accordance with this policy. As a newly elected director, each was awarded 27,739 restricted stock units, which is equal to $200,000 divided by $7.21 per share, the closing price of the Company’s common stock on February 14, 2014, the last trading date prior to the date of grant. These initial equity awards will vest as to one-third of the underlying shares on the first anniversary of the date of grant, and the remaining two-thirds will vest in eight equal quarterly installments thereafter, in each case subject to the director’s continued service with the Company as of each vesting date. Messrs. Evans and Levinsohn will be eligible to receive additional annual equity awards in accordance with the non-employee director compensation policy after they have been serving as directors for at least 12 months.

Item 7.01.             Regulation FD Disclosure.

On February 19, 2014, the Company issued a press release announcing Mr. Evans’ and Mr. Levinsohn’s appointments to the Board.  A copy of this press release is furnished herewith as Exhibit 99.2 to this Current Report.

Item 9.01.             Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press release, dated February 19, 2014, “Millennial Media Reports 2013 Fourth Quarter and Full Year Financial Results.”
99.2	Press release, dated February 19, 2014, “Millennial Media Appoints Ross Levinsohn and Tom Evans to Its Board of Directors.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2014	MILLENNIAL MEDIA, INC.

	By:	/s/ Ho Shin
Ho Shin
General Counsel and Chief Privacy Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated February 19, 2014, “Millennial Media Reports 2013 Fourth Quarter and Full Year Financial Results.”
99.2	Press release, dated February 19, 2014, “Millennial Media Appoints Ross Levinsohn and Tom Evans to Its Board of Directors.”